UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section240.14a-12

VIVEON HEALTH ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VIVEON HEALTH ACQUISITION CORP.
c/o Gibson, Deal & Fletcher, PC
Spalding Exchange
3953 Holcomb Bridge Road
Suite 200
Norcross, Georgia 30092

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER [            ], 2022

TO THE STOCKHOLDERS OF VIVEON HEALTH ACQUISITION CORP.:

You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of stockholders of VIVEON HEALTH ACQUISITION CORP., (the “Company,” “Viveon,” “we,” “us” or “our”) to be held at 10:30 a.m. ET on December [___], 2022. Due to the COVID-19 pandemic, the Company will be holding the Annual Meeting in a virtual meeting format at www.[___] and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1-[            ] (toll-free)
Outside of the U.S. and Canada:
[        ] (standard rates apply)
Conference ID: [_____]#

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

•        The Second Extension Proposal — a proposal to amend (the “Second Extension Amendment”) the Company’s amended and restated certificate of incorporation, (the “Amended Charter”) to allow the Company to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time for a total of up to three months from December 28, 2022 (the “December Termination Date”) until March 31, 2023 (the “Second Extended Date”), upon three calendar days’ advance notice prior to the applicable monthly deadline, unless the closing of the proposed Business Combination with Suneva Medical Inc. (“Suneva”), or any potential alternative initial business combination shall have occurred prior to the Second Extended Date;

•        The Director Election Proposal — a proposal to re-elect the current five (5) directors to the Company’s Board;

•        The Auditor Ratification Proposal — a proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2021; and

•        The Adjournment Proposal — a proposal to approve the adjournment of the Annual Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Second Extension Proposal, the Director Election Proposal or the Auditor Ratification Proposal, (ii) if a quorum is not present at the Annual Meeting, or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

The Company’s board of directors has fixed the close of business on November 8, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Second Extension Proposal; (ii) “FOR” the re-election of each of the directors as part of the Director Election Proposal; (iii) “FOR” the Auditor Ratification Proposal; and (iv) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Second Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the Annual Meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

November [            ], 2022

By Order of the Board of Directors
/s/ Jagi Gill
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote in person at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December [      ], 2022: This notice of meeting, the accompany proxy statement proxy card and annual report on Form 10-K, as amended on Form 10-K/A are available at https://.[__]. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://[__] and the annual report on Form 10-K, as amended on Form 10-K/A is available at https://[___]ar.

VIVEON HEALTH ACQUISITION CORP.
c/o Gibson, Deal & Fletcher, PC
Spalding Exchange
3953 Holcomb Bridge Road
Suite 200
Norcross, Georgia 30092

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER [ __ ], 2022

PROXY STATEMENT

VIVEON HEALTH ACQUISITION CORP., (the “Company,” “Viveon,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the Annual Meeting to be held at 10:30 a.m. ET on December [__], 2022. Due to the COVID-19 pandemic, the Company will be holding the Annual Meeting in a virtual meeting format at www.[____] and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1-[            ] (toll-free)
Outside of the U.S. and Canada:
[            ] (standard rates apply)
Conference ID: [_____]#

The Annual Meeting will be held for the sole purpose of considering and voting upon:

•        The Second Extension Proposal — a proposal to amend (the “Second Extension Amendment”) the Company’s amended and restated certificate of incorporation, (the “Amended Charter”) to allow the Company to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time for a total of up to three months from December 28, 2022 (the “December Termination Date”) until March 31, 2023 (the “Second Extended Date”), upon three calendar days’ advance notice prior to the applicable monthly deadline, unless the closing of the proposed Business Combination with Suneva Medical, Inc. (“Suneva”) or any potential alternative initial business combination shall have occurred prior to the Second Extended Date;

•        The Director Election Proposal — a proposal to re-elect the current five (5) directors to the Company’s Board;

•        The Auditor Ratification Proposal — a proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2021; and

•        The Adjournment Proposal — a proposal to approve the adjournment of the Annual Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to (i) solicit additional proxies for the purpose of approving the Second Extension Proposal, the Director Election Proposal or the Auditor Ratification Proposal or (ii) if a quorum is not present at the Annual Meeting, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting, provided that the Annual Meeting is reconvened as promptly as practical thereafter.

On January 12, 2022, the Company announced that it entered into a definitive agreement to acquire Suneva (the “Business Combination”). On July 13, 2022, the Company filed a registration statement on Form S-4 including a preliminary proxy statement/prospectus (the “Business Combination Registration Statement”) with the Securities and Exchange Commission (“SEC”) for the purpose of soliciting stockholder approval of the proposed Business Combination at a special meeting of the Company’s stockholders as promptly as possible. The Company subsequently filed Amendment No. 1 to the Business Combination Registration Statement on September 20, 2022. If the Business Combination is approved at a special meeting for such purpose, the Company would consummate the Business Combination shortly thereafter.

The purpose of the Second Extension Proposal is to allow the Company additional time to complete the proposed Business Combination. The Company’s Amended Charter provides that the Company has until the December Termination Date to complete an initial business combination. In the event there is not sufficient time by the December Termination Date for the Company to consummate the proposed Business Combination, the Company’s board believes that it is in the best interests of its stockholders to again extend the date that the Company has to consummate an initial business combination. If the Second Extension Proposal is approved, the Company would have up to March 31, 2023 to consummate the proposed Business Combination or any potential alternative initial business combination.

The Company has agreed that if the Second Extension Proposal is approved, prior to filing the Second Extension Amendment, it will make an initial deposit (each deposit being referred to herein as a “Deposit”) into the trust account (the “trust account”) established in connection with the Company’s initial public offering (the “IPO”) of $[__] to initially extend the date by which the Company can complete an initial business combination by one month to January 31, 2023. Thereafter, the Company shall deposit $[___] for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination on or prior to the Second Extended Date. If the Company does not have the funds necessary to make the Deposit referred to above, Viveon Health LLC (the “Sponsor”) has agreed that it and/or any of its affiliates or designees will contribute to the Company as a loan (the Sponsor, affiliate or designee making the loan being referred to herein as a “Contributor” and each loan being referred to herein as a “Contribution”) the amounts described above for the Company to Deposit. Accordingly, if the Second Extension Proposal is approved and the Second Extension Amendment is filed and the Company takes the full time through the Second Extended Date to complete an initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be greater than the current redemption amount of approximately [$____] per share. The exact per share amount will be determined after the Annual Meeting, and depend upon the amount of redemptions in connection with the Second Extension Amendment. The first Deposit or Contribution will be made prior to the filing of the Second Extension Amendment, if the Extension Second Extension Proposal is approved, to initially extend the date by which the Company can complete an initial business combination by one month to January 31, 2023. Each Deposit or Contribution will be placed in the trust account no less than three calendar days prior to the beginning of such monthly period. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Proposal is not approved.

No Deposit or Contribution will be made unless the Second Extension Proposal is approved and the Company determines to file the Second Extension Amendment. The Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of the proposed Business Combination or a potential alternative initial business combination. The loans will be forgiven if the Company is unable to consummate the proposed Business Combination or a potential alternative initial business combination, except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to extend for additional monthly periods after the December Extension Date. If the Company determines not to extend for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate the proposed Business Combination, or a potential alternative initial business combination by the Second Extended Date, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Proposal is not approved.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date of the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The Company’s IPO registration statement became effective on December 22, 2020. Due to this uncertainty, the Company expects that it will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account on or prior to December 22, 2022, and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation of the Company.

The Company’s board of directors has fixed the close of business on November 8, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 10,064,124 outstanding shares of Company common stock, including 5,032,874 outstanding public shares. The Company’s warrants and rights do not have voting rights. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

This proxy statement contains important information about the Annual Meeting, the Second Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement, together with the proxy card and 2021 Annual Report on Form 10-K, as amended on Form 10-K/A, is dated November [___], 2022 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q. What is being voted on?

A.    You are being asked to vote on (i) a proposal to amend the Company’s Amended Charter to allow the Company to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time for a total of up to three months after December 28, 2022 (the “December Termination Date”) until March 31, 2023 (the “Second Extended Date”), unless the closing of the Business Combination or any potential alternative initial business combination shall have occurred prior to the Second Extended Date; (ii) a proposal to re-elect the Company’s five (5) directors to the Company’s board of directors; (iii) a proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ended December 31, 2021; and (iv) a proposal to adjourn the Annual Meeting, if necessary, under certain circumstances.

Q. Why is the Company proposing the Second Extension Amendment?

A.    The Company is a blank check company formed in August 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In December 2020, the Company consummated its IPO from which it derived gross proceeds of $201,250,000 (including $26,250,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, at the time of the IPO, the charter provided for the return of the IPO proceeds held in the trust account to the holders of public shares if there was no qualifying business combination(s) consummated on or before a certain date, in our case, March 28, 2022.

On January 12, 2022, we announced that we entered into a definitive agreement to engage in the Business Combination. As previously disclosed in the Form 8-K filed on March 24, 2022 with the SEC, on March 23, 2022, we filed an amendment to our charter (the “First Amendment”). The First Amendment (i) extended the date by which we had to consummate a business combination for three months, from March 28, 2022 (the “Original Termination Date”) to June 28, 2022 (the “First Extended Date”), and (ii) allowed the Company, without another stockholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after the First Extended Date for a final extension date of December 28, 2022, upon five calendar days’ advance notice and the deposit of $240,000 prior to the applicable deadline, for a total of up to nine months after the Original Termination Date, unless the closing of the proposed Business Combination or any potential alternative initial business combination shall have occurred.

On July 13, 2022, we filed a registration statement (the “Business Combination Registration Statement”) with the SEC for the purpose of registering stock to be issued to Suneva stockholders and soliciting Company stockholder approval of the Business Combination, and other proposals, at a special meeting of stockholders. The Company subsequently filed Amendment No. 1 to the Business Combination Registration Statement on September 20, 2022 and Amendment No. 2 to the Business Registration Statement on November 3, 2022.

Given our expenditure of time, effort, and money negotiating with and reaching a definitive agreement with Suneva, and preparing and filing the Business Combination Registration Statement, as amended, we believe that the circumstances warrant providing public stockholders an opportunity to consider the proposed Business Combination at a special meeting to be held to allow stockholders to approve the Business Combination. In the event there is not sufficient time by the December Termination Date for the Company to consummate the proposed Business Combination, the Company’s board believes that it is in the best interests of its stockholders to continue the Company’s existence in order to allow the Company more time to complete the proposed Business Combination or any potential alternative initial business combination. Therefore, we are seeking approval of the Second Extension Proposal to file the Second Extension Amendment.

Accordingly, the Company’s board of directors is proposing the Second Extension Proposal to extend the Company’s corporate existence.

YOU ARE NOT BEING ASKED TO VOTE ON THE BUSINESS COMBINATION AT THIS TIME. IF THE SECOND EXTENSION PROPOSAL IS APPROVED AND THE SECOND EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE SECOND EXTENDED DATE.

Q. Why should I vote for the Second Extension Proposal?

A.    The Company’s board of directors believes stockholders will benefit from the Company consummating the proposed Business Combination and is proposing the Second Extension Proposal to extend the date by which the Company has to complete the proposed Business Combination. Approval of the Second Extension Proposal would give the Company additional time to complete the proposed Business Combination, or a potential alternative initial business combination, and would allow you as a stockholder the benefit of voting for the proposed Business Combination, or a potential alternative initial business combination, and remaining a stockholder in the post-business combination company, if you desire.

Accordingly, we believe that the Second Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

The Company has agreed that if the Second Extension Proposal is approved, prior to filing the Second Extension Amendment, it will make an initial Deposit into the trust account $[__] to extend the date by which the Company can complete an initial business combination by one month to January 31, 2023. Thereafter, the Company shall Deposit $[__] per monthly period, or portion thereof, that is needed by the Company to complete the proposed Business Combination or a potential alternative initial business combination until the Second Extended Date. If the Company does not have the funds necessary to make the Deposits referred to above, the Sponsor and/or any of its affiliates or designees will make a Contribution to the Company (as a loan) in the amounts described above. If such Deposits or Contributions are not timely made, the Company must either (i) consummate the proposed Business Combination or a potential alternative initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Proposal is not approved.

You will have redemption rights in connection with the Second Extension Proposal, however, you will not have any redemption rights in connection with the Company electing to extend on a monthly basis after the December Termination Date until the Second Extended Date.

No Deposit or Contribution will be made unless the Second Extension Proposal is approved and the Company determines to file the Second Extension Amendment. The Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of the proposed Business Combination or a potential alternative initial business combination. The loans will be forgiven if the Company is unable to consummate the proposed Business Combination or a potential alternative initial business combination, except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to extend for additional monthly periods after the December Termination Date until the Second Extended Date. If the Company determines not to extend for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate the proposed Business Combination or a potential alternative initial business combination by the Second Extended Date, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Proposal is not approved.

Q. May I redeem my public shares in connection with the vote on the Second Extension Proposal?

Yes.    Under our charter, the submission of a matter to amend our charter entitles holders of public shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of public shares do not need to vote against the Second Extension Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Second Extension Proposal is approved and the Second Extension Amendment is filed with the Delaware Secretary of State, with respect to a holders right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any public shares redeemed by holders in connection with the Second Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the proposed Business Combination or a potential alternative initial business combination on or before the Second Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the proposed Business Combination or a potential alternative initial business combination.

Q. Why is the Company proposing the proposal to re-elect directors, the proposal to ratify appointment of the Company’s independent accountants and the adjournment proposal?

A:    The Director Election Proposal:    The Delaware General Corporate Law (the “DGCL”) requires corporations to hold elections for directors each year.

The Auditor Ratification Proposal:    The Company appointed Marcum LLP to serve as the Company’s independent auditors for the 2021 fiscal year. The Company elects to have its stockholders ratify such appointment.

The Adjournment Proposal:    To allow the Company more time to solicit additional proxies in favor of the Second Extension Proposal, the Director Election Proposal or the Auditor Ratification Proposal, in the event the Company does not have a quorum or does not receive the requisite stockholder vote to approve the Second Extension Proposal, the Director Election Proposal or the Auditor Ratification Proposal.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.    All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Second Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

The holders of the insider shares are not entitled to redeem such shares in connection with the Second Extension Proposal. On the Record Date, the 5,031,250 insider shares represented approximately 49.99% of the Company’s issued and outstanding common stock.

Neither the Company’s Sponsor, directors or executive officers, nor any of their respective affiliates beneficially owned any public shares as of the Record Date. However, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases, outside of the redemption process, for purposes of helping to ensure that the Company maintains (i) sufficient funds in the trust account in connection with the proposed initial business combination, and (ii) its continued listing with NYSE American.

In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Second Extension Proposal and/or elected to redeem their shares. Any public shares so purchased will not be able to be voted in favor of the Second Extension Proposal.

Q. What vote is required to adopt the proposals?

A.    Second Extension Proposal.    Approval of the Second Extension Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of the Company’s common stock.

Director Election Proposal.    Approval of each of the directors being re-elected will require the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person by virtual attendance or by proxy and entitled to vote at the Annual Meeting on any adjournment thereof.

Auditor Ratification Proposal.    Approval of the Auditor Ratification Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Adjournment Proposal.    Approval of the Adjournment Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Q. What if I do not want to approve the Second Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A.    If you do not want to approve the Second Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, you must abstain, not vote, or vote against each the proposal, or with respect to the Director Election Proposal, withhold your vote.

Q. Will you seek any further extensions to liquidate the trust account?

A.    Other than the extensions until the Second Extended Date, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q. What happens if the Second Extension Proposal is not approved?

A.    If the Second Extension Proposal is not approved at the Annual Meeting, and we are unable to consummate the proposed Business Combination prior to or on December 28, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q. If the Second Extension Proposal is approved, what happens next?

A.    If the Second Extension Proposal is approved, the Company will make the initial Deposit into the trust account, file the Second Extension Amendment with the Delaware Secretary of State and will continue to attempt to consummate the proposed Business Combination, or a potential alternative initial business combination, until the Second Extended Date, or the earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate the proposed Business Combination, or a potential alternative initial business combination, by the Second Extended Date, and does not wish to seek an additional extension.

If the Second Extension Proposal is approved, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates. As of the date of this proxy statement, the Company’s, officer, directors and Sponsor own 49.99% of the Company’s issued and outstanding shares.

Q. Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.    Unless you elect to redeem your shares in connection with this stockholder vote to approve the Second Extension Proposal, you will be able to vote on the Business Combination or any subsequently proposed business combination when it is submitted to stockholders. If you disagree with any such business combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of any such business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?

A.    If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com, the Company’s proxy solicitor, prior to the date of the Annual Meeting.

Q. How are votes counted?

A.    The Company’s proxy solicitor, Advantage Proxy, will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Second Extension Proposal.    The Second Extension Proposal must be approved by the affirmative vote of at least a majority of the issued and outstanding shares of common stock as of the Record Date.

With respect to the Second Extension Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Director Election Proposal.    The Director Election Proposal must be approved by the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

Auditor Ratification Proposal.    The Auditor Ratification of Proposal must be approved by at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Adjournment Proposal.    The Adjournment Proposal must be approved by at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.    The Second Extension Proposal and the Director Election Proposal are non-discretionary items. Your broker can only vote your shares for those proposals if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your brokers can use their discretionary authority to vote shares with respect to the Auditor Ratification Proposal and the Adjournment Proposal.

Q. What is a quorum requirement?

A.    A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the issued and outstanding shares of common stock on the Record Date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes represented in person or by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

Q. Who can vote at the Annual Meeting?

A.    Only holders of record of the Company’s common stock at the close of business on November 8, 2022 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 10,064,124 outstanding shares of Company common stock, including 5,032,874 outstanding public shares.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the Second Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A.    Yes. The board of directors recommends that the Company’s stockholders vote “FOR” each of the Second Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the Second Extension Proposal?

A.    The Company’s directors, officers and their affiliates have interests in the Second Extension Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and warrants that will become worthless if the Second Extension Proposal is not approved, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Interests of the Company’s Directors and Officers.”

Q. What if I object to the Second Extension Proposal? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Second Extension Proposal under the Delaware General Corporations Law (the “DGCL”).
Q. What happens to the Company’s warrants and rights if the Second Extension Proposal is not approved?

A.    If the Second Extension Proposal is not approved at the Annual Meeting and the proposed Business Combination is not consummated by December 28, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants and rights will become worthless.

Q.  On December 20, 2022, it will be two years since the IPO registration statement became effective. Will the Company be deemed an “investment company” under Section 3(a)(1)(A) of the Investment Company Act.?

A.    As of the date hereof, substantially all of the assets held in the trust account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date of the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The Company’s IPO registration statement became effective on December 22, 2020. Due to this uncertainty, the Company expects that it will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account on or prior to December 22, 2022, and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. See “Risks Related to Being Deemed an Investment Company” on page 15.

Q. What do I need to do now?

A.    The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the Second Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I redeem my shares of Company common stock?

A.    In connection with the Annual Meeting and the vote on the Second Extension Proposal, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Second Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days (December 21, 2022) prior to the Annual Meeting or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the filing of the Second Extension Amendment.

Q. What should I do if I receive more than one set of voting materials?

A.    You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A.    The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our officers and directors will not be paid any additional compensation for soliciting proxies. We have also engaged Advantage Proxy to solicit proxies on our behalf. We will pay Advantage Proxy approximately $8,500 in fees plus disbursements for such services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.    If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
Toll Free: 1-877-870-8565
Collect: 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

We are a Delaware company incorporated on August 7, 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In December 2020, we consummated our IPO of 20,125,000 units, including 2,625,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock and one redeemable warrant, with each warrant to purchase one half of a share of common stock, and one right to receive one-twentieth (1/20) of a share of common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $201,250,000.

Prior to our IPO, we issued an aggregate of 5,031,250 insider shares for an aggregate purchase price of $25,000 to our Sponsor. Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 18,000,000 private warrants at a price of $0.50 per private warrant, generating total proceeds of $9,000,000 to our Sponsor. Our Sponsor is not, is not controlled by, and does not have substantial ties with a foreign person and therefore will not be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS).

On January 12, 2022, the Company announced that it entered into a definitive agreement to engage in the Business Combination. On July 13, 2022, the Company filed the Business Combination Registration Statement with the SEC for the purpose of soliciting stockholder approval of the proposed Business Combination at a special meeting of the Company’s stockholders as promptly as possible. We subsequently filed Amendment No. 1 to the Business Combination Registration Statement on September 20, 2022, and Amendment No. 2 to the Business Combination Registration Statement on November 3, 2022. If the Business Combination is approved at such special meeting, the Company would consummate the Business Combination shortly thereafter.

The Company’s principal executive office is located at c/o Gibson, Deal & Fletcher, PC, Spalding Exchange, 3953 Holcomb Bridge Road, Suite 200, Norcross Georgia 30092.

RISKS RELATED TO BEING DEEMED AN INVESTMENT COMPANY

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may make it more difficult to complete an initial business combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with an initial business combination transactions involving SPACs and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”) if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing the Business Combination, and may make it more difficult to complete the Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Business Combination and liquidate the Company.

The Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO (the “IPO Registration Statement”). The Company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, that may not complete its initial business combination within 24 months after the effective date of the IPO Registration Statement. We entered into a definitive initial business combination agreement within 18 months after December 22, 2020 (the effective date of our IPO Registration Statement) and may not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect to instruct the trustee to liquidate the securities held in the trust account on or around December 22, 2022, and instead to hold the funds in the trust account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since the closing of our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account on or prior to December 22, 2022, and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary (December 22, 2022) of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

PROPOSAL 1

THE SECOND EXTENSION PROPOSAL

The Second Extension Proposal

The Company is proposing to amend its Amended Charter to extend the date by which the Company has to consummate a business combination. As previously disclosed in the Form 8-K filed on March 24, 2022 with the SEC, on March 23, 2022, the Company filed an amendment to its Amended Charter with the Delaware Secretary of State (the “First Amendment”). The First Amendment (i) extended the date by which the Company had to consummate a business combination for three months, from March 28, 2022 (the “Original Termination Date”) to June 28, 2022 (the “First Extended Date”), and (ii) allowed the Company, without another stockholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after the Extended Date for a final extension date of December 28, 2022 (the “December Termination Date’), upon five calendar days’ advance notice and the deposit of $240,000 prior to the applicable deadline, for a total of up to nine months after the Original Termination Date, unless the closing of the proposed business combination with Suneva Medical, Inc. (“Suneva”) or any potential alternative initial business combination shall have occurred. As disclosed in the Current Report on Form 8-K filed on March 18, 2022, the First Amendment was approved by the Company’s stockholders at its Annual Meeting of Stockholders held on March 18, 2022.

The Company is proposing to amend its Amended Charter (the “Second Amendment”) to allow the Company to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time for a total of up to three months after the December Termination Date until March 31, 2023 (the “Second Extended Date”). This Second Amendment is necessary in the event that the Company does not have sufficient time to complete the proposed Business Combination, or any potential alternative initial business combination, by the December Termination Date. Approval of the Second Extension Proposal is a condition to the filing of the Second Extension Amendment. A copy of the Second Extension Amendment is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Second Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Second Extension Proposal is approved. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Annual Meeting) was approximately $[___]. The closing price of the Company’s common stock on the Record Date was $10.51. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company has agreed that if the Second Extension Proposal is approved, prior to filing the Second Extension Amendment, it will deposit into the trust account $[_____] (the “Deposit”) to extend the date by which the Company can complete an initial business combination by one month to January 31, 2023. Thereafter, the Company shall deposit $[__] for each monthly period, or portion thereof, that is needed by the Company to complete the proposed Business Combination or any potential alternative initial business combination, until the Second Extended Date.

If the Company does not have the funds necessary to make the Deposit referred to above, the Company’s Sponsor has agreed that it and/or any of its affiliates or designees will make a Contribution to the Company as a loan, in the amounts described above, for the Company to Deposit. Each Deposit or Contribution after the December Termination Date will be placed in the trust account no less than three calendar days prior to the beginning of such monthly period. The first Deposit or Contribution will be made prior to the filing of the Second Extension Amendment, only if the Second Extension Proposal is approved and the Company determines to file the Second Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Proposal is not approved.

The Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to continue extending for additional monthly periods after the December Termination Date until the Second Extended Date. If the Company determines not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate the proposed Business Combination, or a potential alternative initial business combination, by the Second Extended Date, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Proposal is not approved.

Reasons for the Second Extension Proposal

The Company’s Amended Charter provides that the Company has until December 28, 2022 to complete a business combination. On January 12, 2022, the Company announced that it entered into a definitive agreement for the Business Combination with Suneva. On July 13, 2022, we filed a registration statement the Business Combination Registration Statement with SEC for the purpose of registering stock to be issued to Suneva stockholders and soliciting Company stockholder approval of the Business Combination, and other proposals, at a special meeting of stockholders. The Company subsequently filed Amendment No. 1 to the Business Combination Registration Statement on September 20, 2022 and Amendment No. 2 to the Business Combination Registration Statement on November 3, 2022. If the Business Combination is approved at such special meeting, the Company would consummate the Business Combination shortly thereafter.

In the event there is not sufficient time by December 28, 2022 for the Company to consummate the proposed Business Combination, the Company’s board believes that it is in the best interests of its stockholders to continue the Company’s existence in order to allow the Company more time to complete the proposed Business Combination. The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities and the fact that the board of directors has approved and agreed to recommend the proposed Business Combination, the public stockholders of the Company should be given an opportunity to consider and vote on the Business Combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond December 28, 2022. The Company and its officers and directors agreed that it would not seek to amend the Company’s Amended Charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Second Extension Amendment Is Not Approved

If the Second Extension Proposal is not approved by December 28, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Second Extension Proposal is not approved, the Company or Contributor(s), as applicable, will not make the Deposit or Contribution, as applicable.

The holders of the insider shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants and rights which will expire worthless in the event the Second Extension Amendment is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Second Extension Amendment is Approved

If the Second Extension Amendment is approved, the Company will file an amendment to the Amended Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to allow the Company, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time for a total of up to three months after the December Termination Date until the “Second Extended Date”. The Company will continue to attempt to consummate the proposed Business Combination, or a potential alternative business combination, until the Second Extended Date, or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate the proposed Business Combination or a potential alternative business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, warrants and rights will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE SECOND EXTENSION PROPOSAL IS APPROVED AND THE SECOND EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Second Extension Proposal is approved, and the Second Extension Amendment is filed, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Second Extension Amendment or be a holder of record on the Record Date to exercise redemption rights.

If the Second Extension Proposal is approved and the Second Extension Amendment is filed with the Delaware Secretary of State, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any public shares redeemed by holders in connection with the Second Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Second Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Second Extended Date, if the Second Extension Proposal is approved and the Second Extension Amendment is filed.

If the Second Extension Proposal is approved, and the Second Extension Amendment is filed, the removal of the Withdrawal Amount from the trust account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Second Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $[__] million that was in the trust account as of the Record Date.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE SECOND EXTENSION AMENDMENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.

The requirement for physical or electronic delivery prior to the vote at the Annual Meeting ensures that a redeeming holder’s election is irrevocable once the Second Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Annual Meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above -referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Second Extension Proposal will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares, and the Second Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Second Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Annual Meeting) was approximately $[___] The closing price of the Company’s common stock on the Record Date was $10.51. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Second Extension Proposal. If the Second Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the Annual Meeting as described elsewhere herein.

Required Vote.

The Second Extension Proposal must be approved by the affirmative vote of at least a majority of the issued and outstanding shares of common stock as of the Record Date. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Second Extension Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE SECOND EXTENSION PROPOSAL.

PROPOSAL 2

ELECTION OF DIRECTORS

Nominees of the Board of Directors

Our board of directors currently consists of five directors: Jagi Gill, Rom Papadopoulos, Demetrios (Jim) G. Logothetis, Brian Cole and Doug Craft.

Our board of directors has nominated the persons identified below for re-election as directors, to serve until the next annual meeting and their successors have been elected and qualified If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

If a quorum is present at the Annual Meeting, the nominees for directors will be elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote in the election.

Name	Age	Other positions with the Company;	Has served as the Company director since
Jagi Gill	56	Chief Executive Officer, President and Chairman	August 2020
Rom Papadopoulos	63	Chief Financial Officer, Treasurer, Secretary and Director	August 2020
Demetrios (Jim) G. Logothetis	65	Independent Director	April 2021
Brian Cole	59	Independent Director	December 2020
Doug Craft	59	Independent Director	December 2020

The following sets forth certain information with respect to our director nominees.

Jagi Gill, PhD is our Chief Executive Officer, President and Chairman of our board of directors. Dr. Gill has more than 20 years of healthcare investment and general management experience. From 2017 to 2020, he served as the Vice-President of Business Development and General Manager of AcuVentures, a business unit within Acumed LLC, a Berkshire Hathaway Company. Acumed LLC is a market leader in the orthopedic sector with particular strength in the upper extremity fracture repair and trauma market segments. As the General Manager, Dr. Gill led two business units, Rib Fixation and the Soft Tissue Repair, with responsibilities for product development, sales, marketing and profitability. Under his leadership, the business units grew 2-3x faster than their market segment. In addition to general management responsibilities, Dr. Gill was involved in sourcing, closing and integrating four acquisitions within the orthopedic sector for Acumed. These transactions ranged from technology acquisitions serving as tuck-in product integrations to stand alone companies with global revenue. From 2009 to 2017, he was the Founder, Chief Executive Officer and Board Member of Tenex Health a privately held orthopedic sports medicine company. In this capacity he patented, designed and developed the initial platform technology intended to treat chronic tendon pain. Under his leadership, Tenex Health launched commercially, generated positive operating income, secured FDA regulatory approval, developed a manufacturing and operations infrastructure, and established sales channels serving the outpatient Ambulatory Surgery Centers. Before founding Tenex Health, Dr. Gill was the Founder and Chief Executive Officer of OrthoCor, a company providing non-invasive pain management technology, from 2007 to 2009, while also serving on an advisory and consulting capacity to a number of medical technology companies. OrthoCor developed and commercialized orthopedic knee braces integrating pulsed electromagnetic technology to address chronic pain associated with trauma or osteoarthritis. Prior to this, he served in executive business development roles for Boston Scientific Corporation from 2001 to 2007 where he was involved in sourcing and supporting the acquisition of private companies which collectively accounted for more than $750 million in enterprise value. While at Boston Scientific, he was involved in the investments in, and acquisition of, the following private companies: Advanced Bionics (implantable neurostimulation), Cameron Health (implantable cardiac rhythm management), Innercool (systemic hypothermia for recovery from cardiac arrest), Orqis Medical (heart failure treatment) and Kerberos (endovascular thrombectomy). Dr. Gill completed his BSc and MSc in Anatomy from McGill University and PhD in Neuroscience from Mayo Clinic College of Medicine. We believe we will be able to capitalize on Dr. Gill’s experience and accomplishments in the orthopedic and spine markets, along with his relationships among executives in the target companies, their supply chains, and their customer networks, to successfully close a business combination.

Rom Papadopoulos, M.D. is our Chief Financial Officer and director. Dr. Papadopoulos has more than 25 years of healthcare investment and operational experience. From 2006 to June 2020, Dr. Papadopoulos was the Founder and Managing Partner of Intuitus Capital, a private equity firm actively investing in the healthcare sector. At Intuitus, he led investments in more than 30 companies with a total of more than $700 million in enterprise value. Prior to founding Intuitus Capital, Dr. Papadopoulos was Chief Financial Officer, Chief Operations Officer, Corporate Executive Vice President and Corporate Secretary of Global Energy Holdings (NYSE Amex: GNH). While at GNH, he created and executed the company’s repositioning from traditional markets to renewable energy. He was responsible for coordinating all aspects of the financial management of the company including cash management and treasury, risk management, audit functions, SEC reporting and compliance as well as HR functions and employee policies. Dr. Papadopoulos was an early investor in Tenex Health Inc., a medical device company engaged in the manufacturing and sale of minimally invasive high frequency technology used to perform percutaneous tenotomy and fasciotomy. He eventually became the interim CFO for the company until September 2013. In this capacity, he was an integral part of the team seeking and completing acquisitions for the company. From 2002 to 2006, Dr. Papadopoulos was the Managing Director and head of healthcare investment banking for Caymus Partners, a middle market investment banking firm. Dr. Papadopoulos received his medical degree (M.D.) from the Aristotelian University of Thessaloniki, Greece, Medical School in 1985 and conducted his post-graduate training in Pediatrics at Emory University in 1986. We believe that Dr. Papadopoulos is qualified to sit on our board due to his years of experience in the healthcare industry, as a clinician as well as an investor who possesses unique insight into medical technology assets, in addition to his strong financial credentials.

Demetrios (Jim) G. Logothetis, is one of our directors and served as Senior Advisor in the Department of Housing and Urban Development (HUD) Office of the Assistant Secretary and Chief Financial Officer where he led the Audit Coordination Committee for Ginnie Mae, a government corporation within HUD from May 2020 to November 2020. Mr. Logothetis retired from Ernst & Young (EY) effective in June 2019 extending three years beyond normal retirement at the request of the EY Executive Board. Throughout his forty-year career with EY, from January 1979 to June 2019, Mr. Logothetis served some of EY’s largest global clients as lead audit partner, and fulfilled senior leadership roles within the firm, from offices in Chicago, Frankfurt Germany, New York, London England, and Atlanta. Mr. Logothetis has served over the years on the boards of several non-profit organizations, including The National Board of the Boys & Girls Clubs of Americas where he served on the Audit Committee; The Archbishop Lakovos Leadership 100 Endowment Fund where he serves as Vice Chair, The American College of Greece where he serves as Chairman of the Board of Trustees; The Board of National Hellenic Museum; Founder and Chairman of the Board of Trustees of the Hellenic American Academy, one of the largest Greek American schools in the United States; and founding Chairman of the Foundation for Hellenic Education and Culture. Mr. Logothetis holds an M.B.A. degree in Accounting, Finance and International Business from The University of Chicago Booth Graduate School of Business and a B.S.C degree in Accountancy from DePaul University. Mr. Logothetis is also a Certified Public Accountant and a Certified Management Accountant. Mr. Logothetis has taught many EY training programs as well as graduate accounting classes at DePaul University. Mr. Logothetis served for several years on the DePaul University, Richard H. Driehaus College of Business advisory council, and since 2017 on the board of Trustees of the University as vice-chair, and then chair of the Audit Committee and member of the finance committee. Mr. Logothetis has also served as a member of the Trusteeship and Finance Committees for DePaul University.

Brian Cole MD, MBA is one of our directors, and the Managing Partner of Midwest Orthopedics at Rush in Chicago, the lead executive for this large specialty practice which is consistently ranked as one of the top orthopedic groups by US News & World Report. Dr. Cole is a Professor in the Department of Orthopedics with a conjoint appointment in the Department of Anatomy and Cell Biology at Rush University Medical Center. In 2015, he was appointed as an Associate-Chairman of the Department of Orthopedics at Rush. In 2011, he was appointed as Chairman of Surgery at Rush Oak Park Hospital. He is the Section Head of the Cartilage Research and Restoration Center at Rush specializing in the treatment of arthritis in young active patients with a focus on regenerative medicine and biologic alternatives to surgery. He also serves as the head of the Orthopedic Master’s Training Program and trains residents and fellows in sports medicine and research. He lectures nationally and internationally and holds several leadership positions in prominent sports medicine societies. Through his basic science and clinical research, he has developed several innovative techniques with several patents for the treatment of shoulder, elbow and knee conditions. He has published more than 1,000 articles and 10 widely read textbooks in orthopedics and regenerative medicine. In addition to his academic accomplishments, Dr. Cole currently serves in many senior leadership roles in organizations such as President of the Arthroscopy Association of North America, President of the Ortho-regeneration Network Foundation, and Secretary General (Presidential-line) International Cartilage Repair Society. Dr. Cole is frequently chosen as one of the “Best Doctors in America” since 2004 and as a “Top Doctor” in the Chicago metro area since 2003. In 2006, he was featured on the cover of Chicago Magazine as “Chicago’s Top Doctor” and was selected as NBA Team Physician of the Year in 2009. Orthopedics This Week has named Dr. Cole as one of the top 20 sports medicine, knee and shoulder specialists repeatedly over the last 5 years as selected by his peers. He is the head team physician for the Chicago Bulls NBA team, co-team physician for the Chicago White Sox MLB team and DePaul University in Chicago. Dr. Cole was awarded his medical degree from the University of Chicago Pritzker School of Medicine and his MBA from the University of Chicago Booth School of Business. He completed his residency in Orthopedic Surgery at the Hospital for Special Surgery — Cornell Medical Center in New York and his fellowship in Sports Medicine at the University of Pittsburgh.

Doug Craft is one of our directors, and the Chief Executive Officer of Atlanta-based Medicraft, Inc., which is one of the largest independent agents for Medtronic, the world leader in medical technology and pioneering therapies. He has devoted his entire career to the medical industry, initially concentrating in the sale of spinal implants, which he continues today. Mr. Craft has extensive relationships with health care systems, surgeons and other senior health care professionals across the nation. Over the past three decades his commercial interests have expanded to include evaluating, consulting and developing businesses in the medical field generally, including but not limited to neuro-intraoperative monitoring, biologic agents, orthopedic reconstruction implants, surgical navigation systems, regenerative kidney technology, trans-catheter cardiac valves and spinal implant device design. He has funded and started over 12 businesses in the Orthopedic, Spine and Neurological segments such as Biocraft Inc., Orthocraft Inc, Neurocraft Inc, Pharmacraft, Premier Medical Systems, and Diamond Orthopedics. Early in his career, he was one of the first agents for Danek a publicly traded spinal implant company which merged with Sofamor to become Sofamor-Danek and relisting on the NYSE. Sofamor-Danek was acquired by Medtronic in 1999 for $3.7 billion. Mr. Craft is a highly experienced entrepreneur who is continually exploring opportunities to multiply investments in medical businesses and technologies. Mr. Craft earned a B.S. degree in biomedical engineering from Mississippi State University, and is a Distinguished Fellow of the College of Engineering at Mississippi State University.

Board Operations

Mr. Gill holds the positions of Chief Executive Officer and Chairman of the Board. The Board believes that Mr. Gill’s services as both Chief Executive Officer and Chairman of the Board is in the best interest of the Company and its stockholders. Mr. Gill possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees and customers. Mr. Gill chairs the Board and stockholder meetings and participates in preparing their agendas. The Board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call, plan, and chairs their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors. The Company believes that these arrangements afford the independent directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

Risk Oversight

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise as set forth below:

•        The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The Audit Committee further discusses the Company’s policies with respect to risk assessment and management with respect to financial reporting.

•        The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

•        The Nominating Committee overviews risks relating to our governance policies and initiatives.

The Board held two meetings or took action by unanimous written consent during fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, no director attended fewer than 75% of the meetings of our board of directors and board committees of which the director was a member.

It is the policy of the Board that all directors should attend the annual meetings in person or by teleconference. This is the second Annual Meeting of the Company.

On December 22, 2020, our board of directors adopted a code of ethics that applies to our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of our business. The code of ethics is available in our SEC filings as Exhibit 14 to our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 filed on April 9, 2021 and amended on July 2, 2021, December 17, 2021 and March 28, 2022.

Director Independence

NYSE American’s listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have determined that Demetrios (Jim) G. Logothetis, Brian Cole and Doug Craft are independent directors under the NYSE American’s listing standards and other governing laws and applicable regulations, including Rule 10A-3 of the Exchange Act. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Nominating Committee. Our Board has adopted written charters for each of these committees. Copies of the charters are available as exhibits to the Registration Statement on Form S-1 filed on December 4, 2020. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Audit Committee was established on December 22, 2020 and is comprised of our independent directors. As of the date of this proxy statement, the Audit Committee is composed of three directors: Messrs. Logothetis, and Craft and Dr. Cole serve on the Audit Committee. Mr. Logothetis qualifies as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act.

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages Company’s independent accountants, reviewing their independence and performance; reviews the Company’s accounting and financial reporting processes and the integrity of its financial statements; the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; the Company’s compliance with legal and regulatory requirements; and the performance of the Company’s internal audit function and internal control over financial reporting.

Audit Committee Report

With respect to the audit of the Company’s financial statements for the year ended December 31, 2021, the members of the Audit Committee:

•        have reviewed and discussed the audited financial statements with management;

•        have discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•        have received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and have discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in Company’s annual report on Form 10-K for the year ended December 31, 2021, as amended on Form 10-K/A filed on August 24, 2022.

Jim Logothetis, Chair

_______________________

The members of the Audit Committee during the fiscal year ended December 31, 2020, through April 20, 2021, were Dr. Aklog, Messrs. Cole and Craft, each of whom is an independent director under NYSE American’s listing standards. Dr. Aklog served as the Chairperson of the Audit Committee and at the time of his appointment as an independent director, the Board determined that Dr. Aklog qualified as an “Audit Committee financial expert,” as defined under the rules and regulations of the SEC. Dr. Aklog resigned as a member of the Board on April 20, 2021. Dr. Aklog’s resignation was to pursue other personal endeavors, and not due to any disagreement with the Company on any matter relating to the Company’s, operations, policies or practices.

On April 30, 2021, Mr. Logothetis was appointed to fill the vacancy on the Board due to Dr. Aklog’s resignation.

Audit Committee Meetings

The Audit Committee held four meetings during fiscal year ended December 31, 2021.

Compensation Committee

Our Compensation Committee was established on December 22, 2020. As of the date of this proxy statement, the Compensation Committee is composed of three directors: Messrs. Logothetis, Cole and Craft serve on the Compensation Committee.

The Compensation Committee reviews annually the Company’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the Board with respect to non-CEO and non-CFO compensation and administers the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The chief executive officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. The Company’s executive officers do not play a role in suggesting their own salaries. Neither the Company nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation. The Compensation Committee did not hold any meetings during fiscal year ended December 31, 2022.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The members of the Compensation Committee during the fiscal year ended December 31, 2021 were Jim Logothetis, Brian Cole and Doug Craft, each of whom is an independent director under NYSE American’s listing standards. Mr. Craft is the Chairperson of the Compensation Committee.

Compensation Committee Meetings

The Compensation Committee did not hold any meetings during fiscal year ended December 31, 2021.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s Compensation Committee.

Nominating Committee

Our Nominating Committee was established on December 22, 2020. As of the date of this proxy statement, the Nominating Committee is composed of three directors: Mr. Logothetis, Dr. Cole and Mr. Craft. Dr. Cole is the Chairperson of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. Specifically, the Nominating Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the director nomination process and screens and recommends candidates for election to the Board. On an annual basis, the Nominating Committee recommends for approval by the Board certain desired qualifications and characteristics for board membership. Additionally, the Nominating Committee establishes and administers a periodic assessment procedure relating to the performance of the Board as a whole and its individual members. The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Nominating Committee Meetings

The Nominating Committee held one meeting during fiscal year ended December 31, 2021.

Stockholder Communications

Stockholders can mail communications to the Board, c/o Secretary, Viveon Health Acquisition Corp., at c/o Gibson, Deal & Fletcher, PC, Spalding Exchange, 3953 Holcomb Bridge Road Suite 200, Norcross, Georgia 30092, who will forward the correspondence to each addressee.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all transactions were timely reported during the fiscal year ended 2021.

EXECUTIVE OFFICERS

The following sets forth the names and ages of our current executive officers, their respective positions and offices.

Name	Age	Position
Jagi Gill	56	Chief Executive Officer, President and Chairman of Board
Rom Papadopoulos	63	Chief Financial Officer, Treasurer, Secretary and Director

Executive Compensation

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Certain Relationships and Related Transactions

Founder Shares

In August 2020, our Sponsor purchased 3,593,750 shares for an aggregate purchase price of $25,000, or approximately $0.007 per share. We subsequently declared a share dividend of 0.36 for each outstanding share, resulting in 4,887,500 shares outstanding, and on December 22, 2020 declared another share dividend of 0.03 for each outstanding share, resulting in 5,031,250 shares outstanding, which shares are referred to herein as “founder shares” or “insider shares.” Prior to the initial investment in the company of $25,000 by our Sponsor, we had no assets, tangible or intangible. The 5,031,250 Founder Shares included an aggregate of up to 1,006,250 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the Sponsor will collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering. As a result of the underwriters’ election to fully exercise their over-allotment option on December 28, 2020, no Founder Shares are currently subject to forfeiture.

The Sponsor has agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees) until, with respect to 50% of the Founder Shares, the earlier of six months after the date of the consummation of a Business Combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of a Business Combination and, with respect to the remaining 50% of the Founder Shares, six months after the date of the consummation of a Business Combination, or earlier in each case if, subsequent to a Business Combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement

On December 28, 2020, simultaneously with the consummation of the IPO, we sold to our Sponsor 18,000,000 Private Warrants at a price of $0.50 per Private Warrant, generating total proceeds of $9,000,000. The Private Warrants are identical to the Warrants sold in the IPO except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor, or its permitted transferees.

Additionally, our Sponsor agreed not to transfer, assign, or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Private Placement Warrants Subscription Statement) until the date we complete our initial business combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

Promissory Note — Related Party

On August 7, 2020, the Company issued the Promissory Note to the Sponsor, pursuant to which the Company could borrow up to an aggregate amount of up to $500,000 to cover expenses related to the Viveon IPO. The Promissory Note was non-interest bearing and payable on the completion of the Viveon IPO. The promissory note was repaid at the closing of the Viveon IPO on December 28, 2020.

Registration Rights Agreement

Pursuant to a registration rights agreement entered into on December 22, 2020, the holders of our insider shares issued and outstanding, as well as the holders of the Private Warrants (and all underlying securities) are entitled to registration rights pursuant to the registration rights agreement, dated December 22, 2020. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private warrants can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

In order to meet our working capital needs following the consummation of our IPO, our initial stockholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would be repaid upon consummation of our initial business combination, without interest.

Compensation Of Viveon Management

We reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our Audit Committee reviews and approves all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our Audit Committee are reviewed and approved by our board of directors, with any interested director abstaining from such review and approval.

No compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our initial stockholders, officers or directors who owned our shares of common stock, or to any of their respective affiliates, prior to or with respect to the business combination (regardless of the type of transaction that it is).

Unsecured Senior Promissory Notes and Subscription Warrants

On March 21, 2022, the Company entered into subscription agreements with several lenders for a loan of up to $4,000,000, in the aggregate (the “Subscription Agreements”). Pursuant to the Subscription Agreement, the Company issued a series of unsecured senior promissory notes in the aggregate principal amount of up to $4,000,000 (the “Notes”) to the subscribers. The subscribers for the Notes are affiliated with the Company’s Sponsor and include Rom Papadopoulos, Viveon’s Chief Financial Officer, who has committed to loan us up to $400,000. Dr. Papadopoulos is the managing member of our Sponsor, of which Dr. Jagi Gill is also a member; no other director, or officer of Viveon, or their affiliates, participated in the loan.

The Notes do not bear interest and mature upon the earlier of (i) the closing of the Company’s initial business combination, and (ii) December 31, 2022 (the “Maturity Date”). The Notes provide for a credit line up to the maximum amount of $4,000,000. The Company will not have the right to re-borrow any portion of any loans made under the Notes once repaid. A commitment fee in the amount of $400,000, equal to 10% of the maximum principal amount of the Note, was paid to the subscribers, on a pro rata basis, by the Company promptly following the initial funding. In the event that the Company does not consummate a business combination by the Maturity Date, the Notes will be repaid only from amounts remaining outside of the Company’s trust account, if any.

In addition, pursuant to the terms of the Subscription Agreements, the subscribers who fund their commitments will receive warrants to purchase one share of Company common stock for every $2.00 of the funded principal amount of the Notes up to 2,000,000 shares of Company common stock, in the aggregate, at an exercise price of $11.50 per share, subject to adjustment (the “Subscription Warrants”). The Subscription Warrants are exercisable commencing on the date of the initial business combination (the “Exercise Date”) and expire after 49 months. They have a cashless exercise feature that is available at any time on or after the Exercise Date. Commencing on the date 13 months following the Exercise Date, the subscribers have the right, but not the obligation, to put the Subscription Warrants to the Company at a purchase price of $5.00 for each share into which such warrants are convertible. The Company has agreed to file, within thirty (30) calendar days after the consummation of an initial business combination, a registration statement with the Securities and Exchange Commission to register for resale the shares of common stock underlying the Subscription Warrants. In the event that the Company does not consummate a business combination by the Maturity Date, the Notes will be repaid only from amounts remaining outside of the Company’s trust account, if any, and the Subscription Warrants will expire worthless.

As of March 21, 2022, an initial amount of $2,700,000 has been drawn down from the Notes (none of which was funded by Dr. Papadopoulos). $720,000 of the loan proceeds was deposited into the Company’s trust account in connection with extending the business combination completion window from March 28, 2022 until June 28, 2022 (the “Extended Date”) and on June 22, 2022, an additional $240,000 was deposited into the Company’s trust account in connection with extending the business combination completion window from June 28, 2022 to July 28, 2022. If the Company elects to continue to extend such date until December 28, 2022 (the “Final Extension Date”), the Company shall make additional monthly deposits of $240,000 into the trust account each month for each monthly period, or portion thereof, until the Final Extension Date. As of the date hereof, the Company has made monthly deposits to extend the date of the Closing through November 28, 2022.

Related Party Policy

Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 in any calendar year and 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by our Audit Committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

In furtherance of our policies with respect to related party transactions, with respect to any initial business combination that we consider with an entity that is affiliated with any of our initial stockholders, directors or officers, to further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity affiliated with such parties unless (i) an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions on the type of target business we seek to acquire that such an initial business combination is fair to our unaffiliated stockholders from a financial point of view and (ii) the approval of a majority of our disinterested and of our independent directors. Furthermore, in no event will any of our existing officers, directors or initial stockholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Required Vote

The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE RE-ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee appointed Marcum LLP as independent auditors for the fiscal year ended December 31, 2021. Representatives of Marcum LLP may be present by tele-conference at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of Marcum LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Auditors

During the fiscal year ended December 31, 2021, the firm of Marcum LLP, has acted as our principal independent registered public accounting firm. The following is a summary of fees paid or to be paid to Marcum LLP for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP in connection with regulatory filings. The aggregate fees billed by Marcum LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement, the closing 8-K and other required filings with the SEC for year ended December 31, 2021 totaled $93,000. The above amount includes interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.    We did not pay Marcum LLP for consultations concerning financial accounting and reporting standards during the fiscal year ended December 31, 2021.

Tax Fees.    We did not pay Marcum LLP for tax planning and tax advice during the fiscal year ended December 31, 2021.

All Other Fees.    We did not pay Marcum LLP for other services during the fiscal year ended December 31, 2021.

Pre-Approval of Services

All of the foregoing services were approved by the Audit Committee.

Required Vote

This Auditor Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Auditor Ratification Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS

PROPOSAL 4

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Annual Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, (i) there are not sufficient votes received at the time of the Annual Meeting to approve the Second Extension Proposal, the Director Election Proposal or the Auditor Ratification Proposal, (ii) a quorum is not present at the Annual Meeting, or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Annual Meeting to a later date.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL

The Annual Meeting

Date, Time and Place.    Due to the COVID-19 pandemic, the Company will be holding the Annual in a virtual meeting format at www.[____] and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1-[            ] (toll-free)
Outside of the U.S. and Canada:
[            ] (standard rates apply)
Conference ID: [_____]#

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned Company common stock at the close of business on November 8, 2022, the Record Date for the Annual Meeting. At the close of business on the Record Date, there were 10,064,124 outstanding shares of Company common stock, including 5,032,874 outstanding public shares each of which entitles its holder to cast one vote on each proposal. Company warrants and rights do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Annual Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this Annual Meeting. The Company will pay that firm approximately $8,500 in fees plus disbursements for such services.

Required Votes

The affirmative vote by holders of at least a majority of the Company’s issued and outstanding common stock is required to approve the Second Extension Proposal. Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Second Extension Proposal. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Second Extension Proposal. On the Record Date, the initial stockholders beneficially owned and were entitled to vote 5,031,250 insider shares, representing approximately 49.99% of the Company’s issued and outstanding common stock.

In addition, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases, outside of the redemption process, for purposes of helping to ensure that the Company maintains (i) sufficient funds in the trust account in connection with the proposed initial business combination and (ii) its continued listing with NYSE American. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Second Extension Amendment and elected to redeem their shares into a portion of the trust account. Any public shares purchased by affiliates will not be able to be voted in favor of the Second Extension Amendment.

Each of the director nominees under the Election of Directors proposal will be elected by a plurality of the votes of the shares of common stock present in person or by proxy and entitled to vote in the election.

Approval of the Auditor Ratification Proposal will require the affirmative vote of holders of a majority of shares of common stock present in person or by proxy at such meeting and entitled to vote.

Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of shares of common stock present in person or by proxy at such meeting and entitled to vote.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Second Extension Proposal is not approved and we do not consummate a business combination by December 28, 2022, the 5,031,250 insider shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 18,000,000 private warrants (exercisable for 9,000,000 shares of common stock) that were acquired simultaneously with the IPO for an aggregate purchase price of $9,000,000. Such common stock, together with the shares underlying the warrants had an aggregate market value of approximately $147 million based on the closing price of $10.51 on NYSE American on the Record Date.

•        In connection with the IPO, the Sponsor has agreed that if the Second Extension Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•        All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Second Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        If the Company is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses;

•        The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Second Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Second Extension Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SECOND EXTENSION PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of November 8, 2022, the Record Date, there were 10,064,124 outstanding shares of Company common stock, including 5,032,874 outstanding public shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Jagi Gill(2)	4,923,250	48.92%
Rom Papadopoulos(2)(3)	4,923,250	48.92%
Brian Cole	27,000	*
Doug Craft	27,000	*
Demetrios G. Logothetis	27,000	*
All current directors and executive officers as a group (five individuals)	5,031,250	49.99%
Holders of 5% or more of our Common Stock
Viveon Health, LLC(2)(3)	4,923,250	48.92%
Mizuho Financial Group, Inc.(4)	1,218,000	12.1%
Feis Equities LLC(5)	609,667	6.06%

____________

*        Less than 1%

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Viveon Health Acquisition Corp., c/o Gibson, Deal & Fletcher, PC, Spalding Exchange, 3953 Holcomb Bridge Road, Suite 200, Norcross, Georgia 30092.

(2)      Consists of shares of common stock owned by Viveon Health, LLC, for which Jagi Gill is a member and Rom Papadopoulos is the managing member. Mr. Papadopoulos has sole voting and dispositive control over those shares.

(3)      Rom Papadopoulos is the managing member of Viveon Health, LLC.

(4)      The number of shares beneficially owned is based on a Schedule 13G filed by Mizuho Financial Group, Inc. on February 12, 2021, the address for Mizuho Financial Group, Inc. is 1-5-5. Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.

(5)      Based on 13G filed by Feis Equites LLC on July 29, 2022, the address for Feis Equities LLC is 20 North Wacker Drive, Suite 2115, Chicago, IL 60606.

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent (the “IPO Escrow”). 50% percent of these shares will not be transferred, assigned, sold or released from escrow until the earlier of (i) six months after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. As a result, if an initial business combination is approved and consummated, 50% of the insider shares will be released upon the earlier of six months after the closing date of the initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the consummation of the initial business combination, and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the closing of the initial business combination, or earlier, in either case, if, subsequent to the initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

STOCKHOLDER PROPOSALS

If the Second Extension Proposal is approved and the Second Extension Amendment is filed and the Business Combination is consummated, the post-Business Combination Company will hold its 2023 annual meeting of stockholders on or prior to December 31, 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Second Extension Proposal is not approved and the Business Combination is not consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Advantage Proxy, Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com.

OTHER INFORMATION

The Company’s 2021 Annual Report on Form 10-K, as amended on Form 10-K/A filed on August 24, 2022, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Secretary, VIVEON HEALTH ACQUISITION CORP., c/o Gibson, Deal & Fletcher, PC, Spalding Exchange, 3953 Holcomb Bridge Road Suite 200, Norcross, Georgia 30092.

Other Matters to Be Presented at the Annual Meeting

The Company did not have notice of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the Second Extension Amendment by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.
Attention: Karen Smith
Toll Free: 877-870-8565
Collect: 1-206-870-8565

E-mail: ksmith@advantageproxy.com In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than [___], 2022.

ANNEX A

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
VIVEON HEALTH ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of VIVEON HEALTH ACQUISITION CORP., (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is VIVEON HEALTH ACQUISITION CORP.

2.      The Corporation’s Certificate of Incorporation was originally filed in the office of the Secretary of State of the State of Delaware on August 7, 2020, and was subsequently amended and restated on December 22, 2020 (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated Certificate of Incorporation was amended on March 23, 2022.

3.      This Second Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation further amends the current Amended and Restated Certificate of Incorporation of the Corporation.

4.      This Second Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the issued and outstanding stock at a meeting of stockholders in accordance with ARTICLE SIXTH of the Corporation’s current Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware (“DGCL”).

5.      The text of Article FIFTH, subsections E of the Corporation’s current Amended and Restated Certificate of Incorporation, as amended, is hereby amended and restated to read in full as follows:

“E. The Corporation shall, in its sole discretion, upon three calendar days’ advance notice, extend the date by which the Corporation shall have to consummate an initial Business Combination starting on December 28, 2022, on a monthly basis, for up to an additional three months through March 31, 2023 (the “Second Extended Date”). In the event that the Corporation does not consummate a Business Combination by the Second Extended Date, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to the Trust Fund plus any interest earned on the funds held in the Trust Fund and not previously released to the Corporation and not necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

         H. If any amendment is made to this Article Fifth that would modify the substance or timing of the Corporation’s obligation to provide for the conversion of the IPO Shares in connection with an initial Business Combination or to redeem 100% of the IPO Shares if the Corporation has not consummated an initial Business Combination by the Second Extended Date, or with respect to any other provision in this Article Fifth, the holders of IPO Shares shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at the per-share price specified in paragraph C.”.

Annex A-1

IN WITNESS WHEREOF, I have signed this Second Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation this [•] day of December, 2022.

Name:	/s/ Jagi Gill
Title:	Chief Executive Officer

Annex A-2

PRELIMINARY PROXY
VIVEON HEALTH ACQUISITION CORP.
c/o Gibson, Deal & Fletcher, PC
Spalding Exchange
3953 Holcomb Bridge Road
Suite 200
Norcross, Georgia 30092

ANNUAL MEETING OF STOCKHOLDERS

December [___], 2022

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

VIVEON HEALTH ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
December [___], 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December [___], 2022, in connection with the Annual Meeting to be held in a virtual meeting format at www.[____] and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1-[      ] (toll-free)
Outside of the U.S. and Canada:
[      ] (standard rates apply)
Conference ID: [_____]#

The undersigned hereby appoints Jagi Gill, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock, of VIVEON HEALTH ACQUISITION CORP. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE SECOND EXTENSION PROPOSAL, THE DIRECTOR ELECTION PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SECOND EXTENSION PROPOSAL, THE DIRECTOR ELECTION PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL. This notice of meeting, the accompany proxy statement, proxy card and annual report on Form 10-K, as amended on Form 10-K/A, are available at [__________]. For banks and brokers, the notice of meeting and the accompany proxy statement are available at [__________] proxy and the annual report on Form 10-K, as amended on Form 10-K/A is available at [__________].

	FOR	AGAINST	ABSTAIN
Proposal 1 — Second Extension Proposal	☐	☐	☐

Amend the Company’s amended and restated certificate of incorporation to allow the Company, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time for a total of up to three months until March 31, 2023 (the “Second Extended Date”).

Proposal 2 — Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
1) Jagi Gill 2) Rom Papadopoulos 3) Demetrios G. Logothetis 4) Brian Cole 5) Doug Craft

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

	FOR	AGAINST	ABSTAIN
Proposal 3 — Ratification of Appointment of Independent Auditors	☐	☐	☐

Approve the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending December 31, 2021.

	FOR	AGAINST	ABSTAIN
Proposal 4 – Adjournment Proposal	☐	☐	☐

Approve the adjournment of the Annual Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of (i) approving the Second Extension Proposal, the Director Election Proposal or the Auditor Ratification Proposal, (ii) if a quorum is not present at the Annual Meeting, or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter.

Dated: __________________ 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.